UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2013

Kraft Foods Group, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-35491

Virginia	36-3083135
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Three Lakes Drive, Northfield, IL 60093-2753

(Address of principal executive offices, including zip code)

(847) 646-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 2, 2013, we issued a press release announcing earnings for the first quarter ended March 30, 2013. A copy of the press release is furnished as Exhibit 99.1 to this current report.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is furnished with this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Kraft Foods Group, Inc. Press Release, dated May 2, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraft Foods Group, Inc.

Date: May 2, 2013	By:	/s/ Timothy R. McLevish
Timothy R. McLevish
Executive Vice President and Chief Financial Officer